                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this registration statement on Form S-3 of our report dated January 31, 1997, except the date for Note 15 is March 11, 1997, on our audits of the financial statements and financial statement schedule of Simpson Manufacturing Co., Inc. We also consent to the reference to our Firm under the caption "Experts".


                                                    /s/ COOPERS & LYBRAND L.L.P.

San Francisco, California
January 20, 1998